Exhibit 99.1

 INVESTOR DAY  2023  JUNE 20, 2023

 FORWARD-LOOKING STATEMENTS   Certain statements contained in this release are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact, which includes statements regarding Adtalem’s future growth, and the expected synergies from the Walden acquisition. Forward-looking statements can also be identified by words such as “future,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “may,” “will,” “would,” “could,” “can,” “continue,” “preliminary,” “range,” and similar terms. These forward-looking statements are subject to risk and uncertainties that could cause actual results to differ materially from those described in the statements. These risk and uncertainties include the risk factors described in Item 1A. “Risk Factors” of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) and our other filings with the SEC. These forward-looking statements are based on information available to us as of the date any such statements are made, and Adtalem assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized, except as required by law.   NON-GAAP FINANCIAL MEASURES   This presentation includes references to certain financial measures that are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). We believe that certain non-GAAP financial measures provide investors with useful supplemental information regarding the underlying business trends and performance of Adtalem’s ongoing operations as seen through the eyes of management and are useful for period-over-period comparisons. Adtalem uses these supplemental non-GAAP financial measures internally in our assessment of performance and budgeting process. However, these non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. For how we define the non-GAAP financial measures, and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure, please refer to the reconciliation at the end of this presentation.  Safe Harbor

Agenda:

Adtalem: A Force for Good
Steve Beard
President and Chief Executive Officer

Growth with Purpose
Evan Trent
Chief Strategy and Transformation Officer

Reimagined Marketing Strategy
Maurice Herrera
Chief Marketing Officer

Differentiated Student Experience
Steven Tom
Chief Customer Officer

Short Break

Chamberlain
Karen Cox, PhD, RN, FACHE, FAAN
President, Chamberlain University

Walden
Michael Betz
President, Walden University

Medical & Veterinary
John Danaher, MD
President, Medical & Veterinary

Maximizing Long-term Value
Bob Phelan
Chief Financial Officer

Closing Comments
Steve Beard

Q&A

Campus Tour

ADTALEM
GLOBAL EDUCATION

ADTALEM: INVESTOR DAY 2023 / 3

 Adtalem:          A Force for Good  Steve Beard  President and Chief Executive Officer

 A Force for Good  Systematically important  component of the U.S. healthcare system, training care providers  Purpose driven organization   committed to student and societal outcomes  Creating shareholder value  Growth with Purpose strategy   delivering long-term growth

 Started from a position of strength   Growth with Purpose   strategy   Scaled solution addressing healthcare’s most significant challenge  Journey across three horizons

 Looking back, we started from a position of strength  Adtalem Brazil   Divestiture  Walden University  Acquisition  Financial Services  Divestiture  AUGUST 2021  JANUARY 2022  APRIL 2020  Market leading assets and strong academic outcomes  Disparate business models, story not well understood  Holding company, minimal integration  Conglomerate discount, trapped shareholder value  Rationalize and restructure   portfolio to healthcare focus  Strong assets with significant opportunities  Horizon 1:

 5 like-kind institutions  27 campuses  Robust online delivery capabilities  All post-secondary higher education  ~80k students  ~150 degree programs  All with a center of gravity in healthcare  ~90% of student enrollment is healthcare focused

 Adtalem by the numbers  #1  Grantor of U.S. nursing degrees; 9% of 2022 total  Scale  Outcomes  Social Impact  #2  Provider of medical residents to the U.S. in 2022  ~3,500  Social & Behavioral Sciences degrees granted in 2022  ~300k  Alumni impacting local communities  #1  Educator of U.S. veterinarians;   ~9% of new DVM graduates in 2021   84%  Chamberlain NCLEX pass rate, 2020 - 2022 avg.  82%  RUSVM NAVLE pass rate, FY2020 - 2022 avg.  86%  USMLE Step 1 1st time pass rate, FY2020 - 2022 avg.  97%  Residency attainment rate for RUSM & AUC 2022 - 2023 graduates  0.8%  2019 Enterprise cohort   default rate  ~50%  Of total students   are minorities  88%  Of MD graduates serve in low-income communities  #1   Grantor of BSN, MSN-FNP & DNP degrees to minority students  #1  Provider of Black MD graduates to the U.S. in 2020 - 2021  #1   Grantor of graduate degrees in multiple disciplines to Black students  Definitions and additional information can be found in the appendix.

 The Opportunity  Incredibly large and attractive market with durable supply &demand asymmetry   Right Market  Market Leading Scale  NewOperatingModel  The nation’s largest healthcare educator, systematically important  Walden acquisition catalyzed launch of new operating model  Creating complementary market profiles  Integrating & centralizing key capabilities, leveraging best practices across the enterprise  Capturing synergies and increasing operating leverage, enhancing profitability & free cash flow

Horizon 2:

Growth with Purpose strategy

Growth with Purpose

Three-year strategic initiative focused on driving organic revenue growth

Marketing	Enrollment	Retention	Pricing	Programs
Dynamic Resource Allocation	Streamlined enrollment process and experience	Improved Student Journey via Technology	Pricing Optimization Across Portfolio	New programs, responsive to market
Investment in brand marketing and campaigns	Technology upgrades: *1:1 SMS*	Investment in Student Success and Advising	Optimized scholarships, incentivizing outcomes: *Believe & Achieve Scholarship at Walden*	Continued scaling of newer programs: *Physician Assistant program at Chamberlain*; *Tempo Learning program at Walden*
Performance media optimization and media mix balancing	Continued campus expansion at Chamberlain	Early identification of at-risk students: *Predictive at-risk model*		
	New modalities: *BSN Online at Chamberlain*			

Expanding Access to Underserved Communities

Ongoing Commitment to Outstanding Student Outcomes

ADTALEM
GLOBAL EDUCATION

ADTALEM: INVESTOR DAY 2023 / 11

 Growth with Purpose FY 2026 Targets  vs. FY 20231   +200 bps  Adj. EBITDA2   margin expansion  Revenue CAGR based on midpoint of FY23 guidance (range is $1,400m - $1,450m; midpoint is $1,425m).  Reconciliations to Non-GAAP Financial Measures and definitions can be found in the appendix.  +4% to +6%  Revenue CAGR1   Incremental   +$175m to +$275m

 Scaled solution addressing healthcare’s most significant challenge  Horizon 3:   #1  Workforce challenges – including personnel shortages – ranked No. 1 on the list of hospital CEOs’ top concerns in 2022  42%  Of surveyed health system executives believe labor shortages will prevent them from achieving their growth aspirations over the next 5 years  Early proof points  Fully funded tuition  Co-located campus  Practice Ready. Specialty Focused.TM  Definitions and additional information can be found in the appendix.

 Scale  Healthcare Focus  Access Mission  Strong Academic Outcomes  A Category of One  ADTALEM: INVESTOR DAY 2023 / 14

 Talent to win  Steve Beard  President and Chief Executive Officer  Bob Phelan  Chief Financial Officer  Dr. Karen Cox Ph.D., RN, FACHE, FAAN  President, Chamberlain University  Michael Betz  President, Walden University  Dr. John Danaher, MD  President, Medical and Veterinary  Blake Simpson  Chief Communications and Corporate Affairs Officer  Douglas Beck  General Counsel, Corporate Secretary and Institutional Support Services  Evan Trent  Chief Strategy and Transformation Officer  Cheryl James  Chief Human Resources Officer  Maurice Herrera  Chief Marketing Officer  Steven Tom  Chief Customer Officer

 A Category of One   Transformed Portfolio, Positioned Well as a Leading Healthcare Educator  In a growing, structurally attractive industry with tailwinds  Creating Long-Term Value with Growth with Purpose Strategy  Focused on accelerating organic total enrollment growth and efficiency  Executing with Operational Excellence  Creating the ability to sustainably invest in accretive growth opportunities while delivering long-term margin expansion  Strong and Stable Financial Profile  With a healthy balance sheet, cash generative model, and an attractive capital allocation philosophy   Greater Scale Driving a Greater Purpose  Committed to student and societal outcomes  As a systematically important component of the U.S. healthcare system, with a clear growth roadmap and meaningful shareholder value creation opportunities

 Evan Trent  Chief Strategy and Transformation Officer  Growth with Purpose

Investing in long-term, secular growth markets

Nursing School Applications

+4.7% **BSN** *10-yr CAGR*

+2.7% **MSN** *10-yr CAGR*

+13.5% **DNP** *10-yr CAGR*

~680k
Applications to nursing school in 2022

6.1%
CAGR in applications to nursing school since 2008 vs. 5% CAGR in enrollment over the same period

Physician Programs Applications

+2.0% **MD** *10-yr CAGR*

2.4-to-1
Applicant to seat ratio in 2022-2023

+2.7%
Caribbean MD school market share increase from 2010-2021

Veterinary Applications

+5.6% **DVM** *10-yr CAGR*

2.3-to-1
Applicant to seat ratio in 2021

2x
Applicants to DVM schools have over 2x the rate of growth of DVM enrollments since 2012

Psychology Degree Applications

+11.7% **Masters** *7-yr CAGR*

+14%
Psychology related degree conferrals from Walden over 5 years

745k
Total U.S. enrollment in psychology and related degrees in fall 2022

ADTALEM
GLOBAL EDUCATION

Definitions and additional information can be found in the appendix.

ADTALEM: INVESTOR DAY 2023 / 18

Labor shortages for front-line healthcare workers at all-time highs and projected to remain

Nurses

200k current shortage

400k shortage by 2025

~80k qualified nursing program applicants turned away in 2022 - 2023

We confer more nursing degrees than any other nursing school

Physicians

60k current shortage

~120k shortage by 2034

700+ graduates in 2023

~66% of graduates are entering primary care residencies

Veterinarians

~15k current shortage

~4k additional veterinarians needed to meet demand for companion pet veterinarians

6,000+ DVM alumni from AVMA accredited RUSVM

Social & Behavioral Health Professionals

~75k additional social work jobs are forecasted to be needed each year through 2031

Walden ranks #1 in granting research doctoral degrees in Psychology and Social Sciences

Healthcare job openings are at an all-time high: 2 million current vacancies | 9% vacancy rate

ADTALEM GLOBAL EDUCATION

Definitions and additional information can be found in the appendix.

ADTALEM: INVESTOR DAY 2023 / 19

Highly fragmented core markets



Share of Degree Conferrals
Nursing
~1,000 institutions
MD
~150 Institutions
Veterinarian
~50 Institutions
ATGE
9%
Next 10
17%
All
Others
74%
ATGE
3%
Next 10
7%
All
Others
90%
ATGE
9%
Next 10
32%
All
Others
59%

Adtalem is operating in highly-fragmented end markets

No individual institution within the nursing, medical or veterinary education markets holds over 10% market share

Opportunity to continue expanding access for a scale player prepared to invest

Definitions and additional information can be found in the appendix.

ADTALEM: INVESTOR DAY 2023 / 20

 What we do has never been more important or VALUABLE  How we do, what we do, has never been more RELEVANT  A CATEGORY OF ONE, addressing critical U.S. healthcare provider challenges

 Labor has been both the most significant and persistent cost increase for healthcare systems since the onset of the pandemic   16% - 25%  growth in healthcare supply input costs since 2019  Median expense per adjusted discharge  January 2019 ‒ June 2022, indexed to 2019  Services  +16%  Supplies  +18%  Drugs  +21%  Labor  +25%  2019  2020  2021  2022  100

 U.S. higher education nursing programs closed at an accelerating rate…  …as the number of new programs declined  ADTALEM: INVESTOR DAY 2023 / 23  2010  2021  209  97  Nursing programs:  Closures and planned closures  Nursing programs:  New planned openings  369  2010  2021  308  Definitions and additional information can be found in the appendix.

 Vacancy rates have skyrocketed since the pandemic  Healthcare job openings and hires  Thousands  Openings  Hires  22  21  20  19  18  17  16  15  14  13  2012  2,200  2,000  1,800  1,600  1,400  1,200  1,000  800  600  400  200  0  ~1.2m gap between openings and hires

 What we do has never been more important or VALUABLE  How we do, what we do, has never been more RELEVANT  A CATEGORY OF ONE, addressing critical U.S. healthcare provider challenges

 Relative to an intensifying mental health crisis, accelerated by the global pandemic…

 …or relative to the stark inequities in health and education highlighted by post-pandemic outcomes…

 …or in the context of of a global pandemic resulting from a zoonotic disease jumping from animal to human…

 What we do has never been more important or VALUABLE  How we do, what we do, has never been more RELEVANT  A CATEGORY OF ONE, addressing critical U.S. healthcare provider challenges

 What we do has never been more important or VALUABLE  How we do, what we do, has never been more RELEVANT  A CATEGORY OF ONE, addressing critical U.S. healthcare provider challenges

 Offering the full breadth of healthcare programs across the entire healthcare learning continuum     Bachelor’s 33%  Master’s  46%  Doctoral 21%  Nursing pre-licensure 28%  46.6k  Current enrollees  Nursing post-licensure 72%  Nursing  Social & Behavioral Sciences  19.2k  Current enrollees  Medical | Veterinary  3.6k | 1.6k  Current enrollees  7.2k  Current enrollees  Post-Secondary Other Degrees  Enrollment data as of March 31, 2023 with leading positions and the capacity to invest for further growth  ADTALEM: INVESTOR DAY 2023 / 32  Grantor of U.S. nursing degrees  #1  Provider of medical residents to the U.S.  #2  Physician Assistant Program  2022  Launch at  Social & Behavioral Sciences degrees  ~3,500  in 2022  Veterinarian Educator  #1  Grantor of BSN, MSN-FNP & DNP to minority students   #1  Provider of Black MD graduates to the U.S.  #1  Grantor of graduate degrees in multiple disciplines to Black students  #1

Utilizing innovative modalities to meet students where, when and how they learn best


Sacramento
Las Vegas
Irwindale
Phoenix
Irving
San Antonio
Houston
Pearland
New Orleans
Addison
Chicago
Tinley Park
St. Louis
Indianapolis
Troy
Columbus
Atlanta
Stockbridge
Charlotte
North Brunswick
Tysons Corner
Jacksonville
Miramar
Preston, UK
St. Maarten
St. Kitts
Barbados

~150
Programs

~75%
Programs offered online

~7.5k
Faculty

50
States with nursing clinical partnerships

9
States plus Washington D.C. & UK with medical clinical partnerships

25 States **5** Countries
with veterinarian clinical rotations

ADTALEM
Global Education

ADTALEM: INVESTOR DAY 2023 / 33

 Cohort Default Rates   Delivering high-quality academic and professional outcomes at scale with an unwavering student commitment  ~2%  Lower   Adtalem vs. national avg. Cohort Default Rate   Adtalem  4-year post secondary institution national average (public & private)  86%  USMLE   Step 1 1st time pass rate  FY2020 - 2022 avg.  97%  Residency attainment rate for 2022 - 2023 graduates  82%  NAVLE   Pass rate  FY2020 - 2022 avg.  84%  Chamberlain NCLEX pass rate  2020 - 2022 avg.

 Solidify our position as a leading provider of professional talent to the healthcare industry   Expand access to high-quality education   Further address health inequities   Underpinned by operational excellence  Growth with Purpose

Growth with Purpose strategy

Growth with Purpose

Three-year strategic initiative focused on driving organic revenue growth

Marketing	Enrollment	Retention	Pricing	Programs
Dynamic Resource Allocation	Streamlined enrollment process and experience	Improved Student Journey via Technology	Pricing Optimization Across Portfolio	New programs, responsive to market
Investment in brand marketing and campaigns	Technology upgrades: *1:1 SMS*	Investment in Student Success and Advising	Optimized scholarships, incentivizing outcomes: *Believe & Achieve Scholarship at Walden*	Continued scaling of newer programs: *Physician Assistant program at Chamberlain*; *Tempo Learning program at Walden*
Performance media optimization and media mix balancing	Continued campus expansion at Chamberlain	Early identification of at-risk students: *Predictive at-risk model*		
	New modalities: *BSN Online at Chamberlain*			

Expanding Access to Underserved Communities

Ongoing Commitment to Outstanding Student Outcomes

ADTALEM
GLOBAL EDUCATION

ADTALEM: INVESTOR DAY 2023 / 36

 Underpinned by operational excellence  Inquiry  Holistic Application  Process   Enrollment  Retention  Alumni  Engaging prospective students | Student advisory | Student engagement | Alumni relations | Aligned incentives  Centers of excellence | Personalized student platform

 Maurice Herrera  Chief Marketing Officer  Reimagined Marketing Strategy

 A redesigned marketing function, poised to better serve our portfolio  Prioritize based on the impact they can make on new student enrollment  Test, learn and pivot based on assessing the efficacy and incrementality of our tactics and investments  Data Driven  Impact Focused  Student Centric  Elevate understanding of what our prospects need and want to hear from us

 Marketing priorities  Four levers and four enablers in service of new student enrollments   Consumer insights (segmentation, personas, prospect journeys)  Advanced analytics (KPIs, return on investment, forecasting)  Compelling content (fit for purpose)  Martech and enablement (journey optimization and recruitment tech)   Organic Demand  Performance Media  Database Engagement  Web Experience

 New brand platforms are a critical component to our success  Belong to   Something Greater  Set a Course for Change  Hands-on   From the Start  Exceptional Education.   Caring Culture.  For a Special Breed of Vet  Chamberlain  Walden  RUSM  AUC  RUSVM  Coming soon  Coming soon

 Steven Tom  Chief Customer Officer  Differentiated Student Experience

 Advanced Data   & Analytics  Product Development  & Classroom Design  Workforce & Employer   Partnerships   Student Experience   & Technology   Superior student experience, achieving the next phase of our growth  Value Creation:  Centers of Excellence | Best Practices  Maximizing the Impact:   Scale | Student | Faculty | Support  Accelerating Velocity:  New Capabilities | Experience & Outcomes  Superior Student Experience

 Empowering Growth with Purpose while focusing on our core customer   Centers of Excellence  Engagement & Persistence  Personalized & timely technology   Proprietary data sets enabling end-to-end insights across the student journey  Career & Licensure  Preparedness   Cross curate learning methodologies & tools for testing success  Reinforce learning approach, addressing individualized strengths & weaknesses   Value Creating Partnerships  Proprietary pipelines  Learning pathways  Wraparound services  Breadth of prepared healthcare talent

 Innovative AI tools enabling unique learning experiences  Charlotte:   Chatbot  Julian:   A.I. Tutor   Linda: Digital human simulation  ADTALEM: INVESTOR DAY 2023 / 45

 Karen Cox, PhD, RN, FACHE, FAAN  President, Chamberlain University  Chamberlain University

 Maintaining position as #1 provider of nursing degrees and health-related degrees while growing market share   Innovative, multi-channel modalities  Strong employer partnerships  Specialty-focused tracks  Social Determinants of Health practice-ready graduates  ADTALEM: INVESTOR DAY 2023 / 47

 130+  Years of history  100k+  Alumni  23  Campus locations  7  Degree programs  34.8k  Current enrollees  1k+  Educational alliances  Largest nursing school in the U.S.  >50% students from diverse backgrounds  73.2% four-year baccalaureate completion rate over 25 percentage points higher than national average  Nation’s leading nursing and healthcare university   Founded in 1889  Chamberlain University  Belong to Something Greater  Definitions and additional information can be found in the appendix.

 Our community connection: BSN Online students prepare online and practice on site at a partner location   In-person Skills Evaluation  Prior to clinicals, students are evaluatedin a live skills check-off with faculty  Clinical Immersions  Concentrated clinical experience held at partner sites during the final weeks of an 8-week session  Virtual Simulations  Next-generation NCLEX® virtually simulated patient encounters help students master each step of the clinical judgment task model  Personalized Learning Platform  Our platform knows when a student needs help, offers automated remediation and shares performance data with faculty  Live Virtual Classes  Faculty-led courses allows for optimal interaction and discussion with faculty and peers  Virtual Labs  Students practice through group and self-directed virtual simulation using in-home lab kits

Expansive geographic presence supporting our leading position as national partner of choice



Addison
Chicago
Tinley Park
Troy
Columbus
North Brunswick
St. Louis
Indianapolis
Sacramento
Las Vegas
Tysons Corner
Charlotte
Irwindale
Phoenix
Irving
Atlanta
Stockbridge
Houston
San Antonio
Jacksonville
Pearland
New Orleans
Miramar
Campus
BSN Online
Campus & BSN Online

23

Campuses in **15 states**

18

Additional states with BSN Online

33

States with Chamberlain University

ADTALEM: INVESTOR DAY 2023 / 50

 Premier healthcare community with over a century of academic excellence  Bachelor of Science in Nursing   13.5k  current enrollees  Registered Nurse to BSN  7.5k  current enrollees  Master of Science in Nursing  12.0k  current enrollees  Doctor of Nursing Practice  1.3k  current enrollees  College of Health Professions1  Pre-licensure enrollment 39%  Post-licensure enrollment 61%  Enrollment data as of March 31, 2023  College of Health Professions comprised of: Masters of Physician Assistant Studies, Masters of Public Health, and Masters of Social Work.  ~500  current enrollees

 Social Determinants of Learning™  built on the foundation of   Removing Learning Barriers  Making Healthcare Education More Accessible  Social Determinants of Health   delivering positive health outcomes  Future of care goes beyond preventative care:   Social Determinants of Learning™ are more critical than ever

Healthcare, at its core, is about caring: Extraordinary Care. Extraordinary Nurses.


Care
For Colleagues
Care
For Self
Care
For Students
Care
For Patients
Care
For Community
1889

The Chamberlain Care™ Model:

- State-of-the-art curriculum and assessment strategy
- Coaching teams
- Workshops to support academic needs
- Live content mastery reviews through curriculum
- Personalized and comprehensive clinical judgement focus to prepare graduate for NCLEX

ADTALEM
GLOBAL EDUCATION

ADTALEM: INVESTOR DAY 2023 / 53

American Nurses Foundation (ANF): Reimagining Nursing Initiative

- 1 of 10 participating institutions
- Transformation of the nursing profession to focus on healthcare access, care, and outcomes

Cultivating Practice Ready. Specialty Focused™ Professionals

Perioperative nursing

- Launched January 2022
- Partnership with Association of periOperative Registered Nurses

Home health nursing

- Launched May 2023
- Partnership with BrightStar Care®

Nephrology nursing

- Launching January 2024
- Partnership with DaVita

ADTALEM GLOBAL EDUCATION

ADTALEM: INVESTOR DAY 2023 / 54

 Partnerships with local healthcare-focused employers  Earn to Learn  Student receives hands-on healthcare-related experience, mentorship, and earns income through the partner  Fostering a direct pathway to potential employment upon graduation     We go beyond just providing “education”

 Michael Betz  President, Walden  WaldenUniversity

 Turnaround of commercial performance  #1 Online institution for graduate degree scholars, advancing diversity, equity and inclusion in healthcare  Strong foundation  Commercial turnaround is showing results and puts us on a strong footing heading into FY24   Program portfolio  Academic quality  Student outcomes   A new student acquisition strategy  Commercial excellence across the student journey  Competitive pricing  Regaining Walden’s leadership position

 50+  Years of history  170k+  Alumni  100%  Online  7  Colleges  39.4k  Current enrollees  115+  Countries represented   by current enrollees  Set A Course For Change, pioneering digital learning for working professionals  #1 provider of Master of Science in Nursing  >50% students from diverse backgrounds  #1 awarding research doctorates to African-American students  Founded in 1970  Walden University  #1 provider of Master of Science in Nursing  #1 awarding research doctorates to Black students  >50% students from diverse backgrounds  Founded in 1970  Walden University

 Comprehensive portfolio of in-demand programs focused on graduate studies  Healthcare enrollment 78%  Non-healthcare enrollment 22%  Bachelor’s 15%  Master’s 60%  Doctoral 25%  College of Social and Behavioral Health  10.3k  current enrollees  College of Psychology & Community Services  3.8k  current enrollees  College of Health Sciences & Public Policy  1.9k  current enrollees  The Richard W. Riley College of Education & Human Sciences  5.1k  current enrollees  College of Management & Human Potential  4.2k  current enrollees  College of Allied Health   & Other  ~500  current enrollees  College of Nursing  13.5k  current enrollees  Enrollment data as of March 31, 2023

 Social Work & Human Services  Addressing some of the most pressing issues facing society today  Addressing the mental health crisis  Psychology  Making life better for people and communities   Counseling  Helping people navigate through their life challenges

 ADTALEM: INVESTOR DAY 2023 / 62  Operational and commercial excellence across the full student journey  Drive Walden brand awareness among the full target audience  Offer the strongest student value proposition

 Tempo Learning®: Competency-based learning, proving a true competitive advantage   Aligns to working professionals’ needs for speed, flexibility, and affordability   Differentiates Walden programs from majority of online offerings   Strong growth potential in both B2C and B2B   Advance at Your Own Pace: The Faster You Complete Your Program, The More You Save

 Promotes student persistence and graduation  Scholarship structure enables significant reduction in total cost of degree programs without reducing rack rate price  Improves program price competitiveness  Drives increased lifetime value for Walden   Affordability and Accessibility for Working Professionals  Paving the Way for Change, Believing in Our Students, Achieving Dreams   New “Believe & Achieve” scholarship program

 Dr. John Danaher, MD  President, Medical and Veterinary  Medical and Veterinary

 ADTALEM: INVESTOR DAY 2023 / 67  Maintain and build on quality academic outcomes  Accelerate growth and achieve capacity   Curricular focus on health equity   A leading educator for physicians and veterinarians, with a strong commitment to health equity and One Health  Medical

 90+  Years of combined history  15.5k+  Alumni    Achieved residencies in all major specialty areas  50  graduates practice in all 50 states as well as the UK, Canada, and Puerto Rico  3.1k  Current enrollees  38  Health system partnerships for clinical rotations  Two distinguished medical schools with a strong foundation of training the next generation of medical practitioners   Both founded in 1978  86%  USMLE 1st time pass rate   97%  1st time residency attainment  Definitions and additional information can be found in the appendix.

 15-week program preparing aspiring physicians for the rigor of medical school   >50% students advanced to AUC or RUSM  ADTALEM: INVESTOR DAY 2023 / 69  Definitions and additional information can be found in the appendix.

 of graduates practice in rural HPSA  of graduates practice in medically underserved or health professional shortages areas (HPSA)  of graduates practice in low-income communities  88%  44%  7%  Graduate  more Black physicians than anyU.S. medical school in 2020 - 2021

 Preston, UK Campus  Partnership with University of Central Lancashire  International students earn AUC MD degree; direct pathway to practice in the UK   Affiliations with some of the UK’s most prestigious hospitals, including Chelsea and Westminster  Exceptional education and caring culture characterize the unique AUC experience  Research institution in an intimate campus setting

 DESIGNED  Maintain our market-leading position   Connect with future veterinarians by living & teaching One Health   Leverage our immersive experience, campus, research capabilities, and AVMA clinical competency training  Strong employer partnerships  ADTALEM: INVESTOR DAY 2023 / 72  A leading educator for physicians and veterinarians, with a strong commitment to health equity and One Health  Veterinary

 40+  Year history  6k  Alumni  Access to a broad range of terrestrial, exotic, and aquatic animals   ~9%  of new U.S. Doctor of Veterinary Medicine graduates in 2021  1.6k  Current enrollees  28  International clinicallocations  A Special Breed of Vet™, at a top AVMA accredited veterinary school  Founded in 1982  >33% of graduates from minority backgrounds  >75% of students are women  Significant AVMA alumni body in all 50 states

 Bob Phelan  Chief Financial Officer  Maximizing Long-Term Value

 Systematically Important to U.S. Healthcare System  Operational Effectiveness  Growth with Purpose Driving Enrollment

 Funding our ability to sustainably invest in future growth opportunities through an efficient operational foundation  Realization of the full potential of the current enterprise at scale  Repositioned our portfolio for growth:   Healthcare assets   Operational effectiveness  Increased margin profile  Clear strategy to achieve durable growth  Significant progress achieved against our strategic transformation, repositioned for growth

 Generating Free Cash Flow1  $129m  $227m  $133m  FY ‘21  Q3 FY ‘23 TTM  FY ‘22  Net Leverage Ratio1   Q3 FY ‘23  Achieve two-year cost synergy program in FY ‘22 – FY ‘23  1.1x  $60m  Operational Effectiveness  Financial Strength  Capital Deployment  Strengthened foundation, positioning us for sustainable long-term growth  $211m  $942m  Debt reduction  since Q1 FY ‘22  Returned to shareholders   through share repurchases   since Q3 FY ‘22  Adj. EBITDA margin1  22%  24%  24%  FY ‘21  Q3 ‘23 YTD   FY ‘22  Reconciliations to Non-GAAP Financial Measures and definitions can be found in the appendix.

 Focusing on our expertise and competitive advantages to realize the full potential of our institutions   $ millions  Revenue  Adj. EBITDA1  Walden acquisition   Improved persistence and enrollment trends  Synergy cost capture (FY ‘22 & FY ‘23): $60m  Adj. EBITDA margin improvement ~+200 bps  $899  $1,382  $1,400 - $1,450  FY ‘23  Guidance  FY ‘22  FY ‘21  $196  $329  FY ‘22  FY ‘21  Reconciliations to Non-GAAP Financial Measures and definitions can be found in the appendix.

 Reaffirming FY 2023 Guidance  Revenue   Adj. EPS1  Underlying Themes  Improving trend for total enrollment  Enhanced student outcomes  Continued cost discipline   Capital deployment  $1,400m - $1,450m  $4.05 - $4.20  Solid Year to Date Q3 FY ‘23 Results   Reconciliations to Non-GAAP Financial Measures and definitions can be found in the appendix.

 Short-term investments in brand and student experience generating a high ROI through long-term durable total enrollment growth and operational leverage  Repositioned our portfolio for growth:   Healthcare assets   Operational effectiveness  Increased margin profile  Clear strategy to achieve durable growth  Today -> FY ‘24  Initiatives driving total enrollment growth  Maintain margin as we invest to capture long-term demand  Cash generation  Entering our next phase: long-term durable growth  Realization of the full potential of the current enterprise at scale  FY ‘25 -> FY ‘26+  Long-term durable total enrollment growth  Expanding margin through institutional leverage  Returning capital to shareholders

 Introducing FY 2024 Guidance  Modest revenue growth  Maintain Adj. EBITDA1 margin profile  Investments in organic growth  Continued strong cash flow and active capital deployment  Underlying Themes  Revenue   Adj. EPS1  $1,460m - $1,520m  $4.15 - $4.40  Reconciliations to Non-GAAP Financial Measures and definitions can be found in the appendix.

 Path to achieve our full financial potential by FY 2026  1  Utilizing existing capacity at our market leading institutions and expanding access     Growth with Purpose strategy driving total student enrollment growth  Long-term margin expansion through operational effectiveness and durable operational leverage  Accretive investments and disciplined capital allocation strategy to enhance our earnings growth  2  3  4

 FY 2024  FY 2025  FY 2026  $1,460m - $1,520m  Driving solid revenue growth   +4% to +6%  +5% to +8%

Operational leverage amplifies Adj. EPS[1]

FY 2024

$4.15 - $4.40

~flat Adj. EBITDA[1] margin

FY 2025

+10% to **+15%**

+100 bps Adj. EBITDA[1] margin expansion

FY 2026

+13% to **+18%**

+100 bps Adj. EBITDA[1] margin expansion

ADTALEM GLOBAL EDUCATION

1. Reconciliations to Non-GAAP Financial Measures and definitions can be found in the appendix.

ADTALEM: INVESTOR DAY 2023 / 84

Disciplined Capital Allocation Philosophy  Student Growth  Growth with Purpose to invest back into our institutions and capabilities to reach optimal capacity  Return Excess Cash  Execution of the remaining $252m against our Board-authorized $300m share repurchase program through February 2025  Financial Strength  Thoughtfully reduce long-term financial obligations to maximize flexibility and balance sheet strength  Opportunistic M&A  Opportunities to enhance our student outcomes through capabilities and technology   Focused on tuck-ins to horizontally expand into in-demand healthcare education markets

 Purpose Driven Organization   Driving Long-term Shareholder Value

 Steve Beard  President and Chief Executive Officer  Closing Remarks

 A Category of One   Transformed Portfolio, Positioned Well as a Leading Healthcare Educator  In a growing, structurally attractive industry with tailwinds  Creating Long-Term Value with Growth with Purpose Strategy  Focused on accelerating organic total enrollment growth and efficiency  Executing with Operational Excellence  Creating the ability to sustainably invest in accretive growth opportunities while delivering long-term margin expansion  Strong and Stable Financial Profile  With a healthy balance sheet, cash generative model, and an attractive capital allocation philosophy   Greater Scale Driving a Greater Purpose  Committed to student and societal outcomes  as a systematically important component of the U.S. healthcare system, with a clear growth roadmap and meaningful shareholder value creation opportunities

 A Force for Good  Systematically important  component of the U.S. healthcare system, training care providers  Purpose driven organization   committed to student and societal outcomes  Creating shareholder value  Growth with Purpose strategy delivering long-term growth

 Appendix

 Non-GAAP financial measures and reconciliations  We believe that certain non-GAAP financial measures provide investors with useful supplemental information regarding the underlying business trends and performance of Adtalem’s ongoing operations as seen through the eyes of management and are useful for period-over-period comparisons. We use these supplemental non-GAAP financial measures internally in our assessment of performance and budgeting process. However, these non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The following are non-GAAP financial measures used in the subsequent GAAP to non-GAAP reconciliation tables:  Adjusted net income (most comparable GAAP measure: net income) – Measure of Adtalem’s net income adjusted for deferred revenue adjustment, CEO transition costs, restructuring expense, business acquisition and integration expense, intangible amortization expense, gain on sale of assets, pre-acquisition interest expense, write-off of debt discount and issuance costs, gain on extinguishment of debt, investment impairment, net tax benefit related to a valuation allowance release, and net loss (income) from discontinued operations.  Adjusted earnings per share (most comparable GAAP measure: earnings per share) – Measure of Adtalem’s diluted earnings per share adjusted for deferred revenue adjustment, CEO transition costs, restructuring expense, business acquisition and integration expense, intangible amortization expense, gain on sale of assets, pre-acquisition interest expense, write-off of debt discount and issuance costs, gain on extinguishment of debt, investment impairment, net tax benefit related to a valuation allowance release, and net loss (income) from discontinued operations.  Adjusted operating income (most comparable GAAP measure: operating income) – Measure of Adtalem’s operating income adjusted for deferred revenue adjustment, CEO transition costs, restructuring expense, business acquisition and integration expense, intangible amortization expense, and gain on sale of assets. This measure is applied on a consolidated and segment basis, depending on the context of the discussion.  Adjusted EBITDA (most comparable GAAP measure: net income attributed to Adtalem) – Measure of Adtalem’s net income adjusted for net (income) loss from discontinued operations attributable to Adtalem, interest expense, other income expense net, provision for (benefit from) income taxes, depreciation and amortization, stock-based compensation, deferred revenue adjustment, CEO transition costs, restructuring expense, business acquisition and integration expense, and gain on sale of assets. This measure is applied on a consolidated and segment basis, depending on the context of the discussion. Income taxes, interest expense, and other (income) expense, net is not recorded at the reportable segments, and therefore, the segment adjusted EBITDA reconciliations begin with operating income (loss).  Free cash flow (most comparable GAAP measure: net cash provided by operating activities-continuing operations) – Defined as net cash provided by operating activities-continuing operations less capital expenditures.  Net debt – Defined as long-term debt less cash and cash equivalents.  Net leverage – Defined as net debt divided by adjusted EBITDA.  A description of special items in our non-GAAP financial measures described above are as follows:  Deferred revenue adjustment related to a revenue purchase accounting adjustment to record Walden’s deferred revenue at fair value.  CEO transition costs related to acceleration of stock-based compensation expense.  Restructuring expense primarily related to plans to achieve synergies with the Walden acquisition and real estate consolidations at Walden, Medical and Veterinary, and Adtalem’s home office. We do not include normal, recurring, cash operating expenses in our restructuring expense.  Business acquisition and integration expense include expenses related to the Walden acquisition and certain costs related to growth transformation initiatives. We do not include normal, recurring, cash operating expenses in our business acquisition and integration expense.  Intangible amortization expense on acquired intangible assets.  Gain on sale of Adtalem’s Chicago, Illinois, campus facility.  Pre-acquisition interest expense related to financing arrangements in connection with the Walden acquisition, write-off of debt discount and issuance costs and gain on extinguishment of debt related to prepayments of debt, and impairment of an equity investment.  Net tax benefit related to a valuation allowance release.  Net (income) loss from discontinued operations attributable to Adtalem includes the operations of Adtalem Brazil, ACAMS, Becker, OCL, and EduPristine, including the after-tax gain on the sale of these businesses, in addition to costs related to DeVry University.

 Non-GAAP free cash flow

 Non-GAAP adjusted EBITDA

 Non-GAAP net leverage disclosure

 Subsequent definitions & footnotes:  Adtalem by the numbers slide #9:  USMLE: First-time pass rate is the number of students passing the USMLE step 1 exam on the first attempt divided by the number of students whose first attempt was in 2020 - 2022. In order to sit for the USMLE step 1 exam students must successfully complete the Medical Sciences curriculum.  Cohort default rates: 2019 is the latest data published by the United States Department of Education.  Scaled solution addressing healthcare’s most significant challenge slide #13:  Workforce challenges: American College of Healthcare Executives (February 2023)  Health system executive survey: McKinsey survey, June/July 2022  Investing in long-term, secular growth markets slide #18:  Nursing school applications: AACN Nursing program applicants defined as completed applications received for academic years 2012 - 2022.  Physician program applications: AACOM Physician program applicants defined as completed applicants received academic years 2012 - 2022.   Veterinary applications: APA Veterinary program applicants defined as completed applicants received academic years 2012 - 2022.   Psychology degree applications: APA Psychology degree program applicants defined as completed applicants received academic years 2012 - 2022.   Total U.S. enrollment in psychology and related degrees in fall 2022: IPEDS Enrollment data for all degree level within CIP Code 42 – Psychology  Labor shortages for front-line healthcare workers at all-time highs and projected to remain slide #19:  Nurses current shortage: Sourced based on number of annual RN job openings from BLS  Nurse shortage by 2025: McKinsey & Company - “Assessing the Lingering Impact of COVID-19 on the Nursing Workforce,” May 2022  Physicians current and projected shortage: Qualified nursing program applicants turned away in 2022 – 2023: AACN 2022-2023 Enrollments and Graduations Report  Veterinarians current shortage: Mars Veterinary Health & Animal Health Economics, LLC, “Pet Healthcare in the US”  Social & Behavioral Health Professionals: Based on data from the Substance Abuse and Mental Health Services Administration   Healthcare vacancy rates: Vacancy rate sourced from BLS; defined as the number of job openings as a percentage of total end-market employment plus job openings  Highly fragmented core markets slide #20:  Degree conferrals: Based on 2021-2022 Academic Year  Nursing market data: AACN Enrollments & Graduations Report  MD market data: AAMC, MRNP & Internal ATGE Data; Top providers show only US MD schools + ATGE institutions, no institution other than Adtalem’s has more than a 1.5% share; applications were used as a proxy for IMG degree conferrals given lack of publicly available IMG graduates data  Veterinarian market data: AAVMC Institutional Data Report   Labor has been both the most significant and persistent cost increase for healthcare systems since the onset of the pandemic slide #22:  Source: Kauffman Hall Flash Reports. This material was presented in July 2022 at McKinsey’s Healthcare conference and has been summarized. It is not a complete record of McKinsey’s analysis on this subject or all possible discussion on this topic and does not constitute advice.   Nursing program closures slide #23:  AACN Annual Reports  Vacancy rates have skyrocketed since the pandemic slide #24  2022 NSI National Health Care Retention & RN Staffing Report, US Bureau of Labor Statistics  Delivering high-quality academic and professional outcomes at scale with an unwavering student commitment slide #34:  Cohort default rates: 2019 is the latest data published by the United States Department of Education.  Adtalem cohort default rate inclusive of Walden University for all periods presented.  Nation’s leading nursing and healthcare university slide #48:  All four-year baccalaureate institutions completion rates for students entering full-time. Reporting year 2021 - 2022.  Two distinguished medical schools with a strong foundation of training the next generation of medical practitioners slide #68:  Residency attainment rate: First-time residency attainment rate is the percent of students attaining a 2023-24 residency position out of all graduates or expected graduates in 2022-23 who were active applicants in the 2023 NRMP match or who attained a residency position outside the NRMP match.  Medical Education Readiness Program slide #69:  For fiscal year 2020 / 2021 student cohort